Exhibit 4.8.10 - Electronic Catalogue (2)- Exterior Graph



排风
新风
S2
S1
H
DN2
C
D
DN1
E
F
DN3
155
110
H1
80
L
W1
W
DN3
凝结水管
DN1
进水管
DN2
出水管
L1